UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2026

Rhinebeck Bancorp, Inc.

(Exact Name of Registrant as Specified in Charter)

Maryland	001-38779	83-2117268
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2 Jefferson Plaza, Poughkeepsie, New York		12601
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (845) 454-8555

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	RBKB	The NASDAQ Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into a Material Definitive Agreement

On May 14, 2026, Rhinebeck Bancorp, MHC (the “MHC”), the parent mutual holding company of Rhinebeck Bancorp, Inc. (the “Company”), the Company, and Rhinebeck Bank, the Company’s wholly owned subsidiary, entered into an Agency Agreement with Keefe, Bruyette & Woods, Inc. (“KBW”), which will assist in the marketing of the Company’s common stock during its stock offering.

For its services as financial advisor and marketing agent, KBW will receive (i) a management fee of $50,000, which has already been paid, and (ii) a success fee equal to 1.0% and 1.5% of the aggregate proceeds of the Company’s subscription offering and any community offering, respectively, which is payable upon the completion of the stock offering. The success fee will be reduced by the management fee. In the event shares of common stock are sold through a group of broker-dealers in a syndicated community offering, the Company will pay KBW a fee not to exceed 6.0% of the aggregate proceeds of the syndicated community offering.

For its services as records agent, KBW will receive a fee of $45,000, $20,000 of which has already been paid and the remainder of which will be paid upon the completion of the conversion and stock offering. This fee may be increased by up to $15,000 in the event of any material change in applicable regulations or the plan of conversion, or if there are delays requiring duplicate or replacement processing.

The shares of common stock are being offered pursuant to a Registration Statement on Form S-1, as amended (Registration No. 333-294283), filed by the Company under the Securities Act of 1933, as amended, and a related prospectus dated May 14, 2026.

The foregoing description of the terms of the Agency Agreement is qualified in its entirety by reference to the Agency Agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit

1.1	Agency Agreement dated May 14, 2026, by and among Rhinebeck Bancorp, MHC, Rhinebeck Bancorp, Inc., Rhinebeck Bank and Keefe, Bruyette & Woods, Inc.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

RHINEBECK BANCORP, INC.

DATE: May 14, 2026	/s/ Matthew J. Smith
Matthew J. Smith
President and Chief Executive Officer